Exhibit 10.5

EXECUTION VERSION

ASSUMPTION AND AMENDMENT AGREEMENT

ASSUMPTION AND AMENDMENT AGREEMENT, dated as of July 6, 2020 (this “Assumption Agreement”), made by and among DRIVEN SYSTEMS LLC, a Delaware limited liability company, 1-800-RADIATOR FRANCHISOR SPV LLC, a Delaware limited liability company, MEINEKE FRANCHISOR SPV LLC, a Delaware limited liability company, MAACO FRANCHISOR SPV LLC, a Delaware limited liability company, ECONO LUBE FRANCHISOR SPV LLC, a Delaware limited liability company, DRIVE N STYLE FRANCHISOR SPV LLC, a Delaware limited liability company, MERLIN FRANCHISOR SPV LLC, a Delaware limited liability company, CARSTAR FRANCHISOR SPV LLC, a Delaware limited liability company, TAKE 5 FRANCHISOR SPV LLC, a Delaware limited liability company, DRIVEN PRODUCT SOURCING LLC, a Delaware limited liability company, 1-800-RADIATOR PRODUCT SOURCING LLC, a Delaware limited liability company, DRIVEN FUNDING HOLDCO, LLC, a Delaware limited liability company, TAKE 5 PROPERTIES SPV LLC, a Delaware limited liability company, ABRA FRANCHISOR SPV LLC, a Delaware limited liability company (collectively, the “Existing Guarantors”), FUSA FRANCHISOR SPV LLC, a Delaware limited liability company, FUSA PROPERTIES SPV LLC, a Delaware limited liability company, DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation, DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation, DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership, DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation, DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership, GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation, GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership, STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation, STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership, CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation, CARSTAR CANADA SPV LP, an Ontario limited partnership, MAACO CANADA SPV GP CORPORATION, a Canadian corporation, MAACO CANADA SPV LP, an Ontario limited partnership, MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation, MEINEKE CANADA SPV LP, an Ontario limited partnership, TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation, and TAKE 5 CANADA SPV LP, an Ontario limited partnership (collectively, the “Additional Guarantors” and together with the Existing Guarantors, the “Guarantors”), in favor of CITIBANK, N.A., not in its individual capacity but solely as Trustee under the Indenture referred to below (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Base Indenture Definitions List attached to the Base Indenture (as defined below) as Annex A thereto.

W I T N E S S E T H:

WHEREAS, Driven Brands Funding, LLC, a Delaware limited liability company (the “Issuer”), Driven Brands Canada Funding Corporation, a Canadian Corporation (the “Canadian Co-Issuer” and together with the Issuer, the “Co-Issuers”) and the Trustee and have entered into Amendment No. 4 to the Amended and Restated Base Indenture, dated as of July 6, 2020 (“Amendment No. 4”);

WHEREAS, the Co-Issuers, the Trustee and Citibank, N.A. as Securities Intermediary have entered into an Amended and Restated Base Indenture dated as of April 24, 2018 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2 thereto, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, and Amendment No. 4, and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, exclusive of any Series Supplements, the “Base Indenture”, and together with all Series Supplements, each as amended from time to time, the “Indenture”), providing for the issuance from time to time of one or more Series of Notes thereunder;

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WHEREAS, in connection with the Base Indenture, the Existing Guarantors and the Trustee have entered into the Amended and Restated Guarantee and Collateral Agreement, dated as of April 24, 2018 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Trustee for the benefit of the Secured Parties;

WHEREAS, the Base Indenture requires the Additional Guarantors to become parties to the Guarantee and Collateral Agreement;

WHEREAS, the Additional Guarantors have agreed to execute and deliver this Assumption Agreement in order to become parties to the Guarantee and Collateral Agreement;

WHEREAS, Section 8.1 of the Guarantee and Collateral Agreement provides that the Guarantee and Collateral Agreement may be amended in accordance with Article XIII of the Base Indenture;

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the parties to the Guarantee and Collateral Agreement may make certain amendments thereto, including the types of amendments set forth in Section 2 of this Assumption Agreement, with the consent of the Control Party; and

WHEREAS, the Control Party has consented to this Assumption Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Joinder of Additional Guarantors. By executing and delivering this Assumption Agreement, each of the Additional Guarantors, as provided in Section 8.11 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. In furtherance of the foregoing, each of the Additional Guarantors, as security for the payment and performance in full of the Co-Issuer Obligations, does (x) hereby create and grant to the Trustee for the benefit of the Secured Parties a security interest in all of such Additional Guarantor’s right, title and interest in and to the Collateral of such Additional Guarantor and (y) jointly and severally with the other Guarantors, unconditionally and irrevocably hereby guarantee the prompt and complete payment and performance by the Co-Issuers when due (whether at the stated maturity by acceleration or otherwise, but after giving effect to all applicable grace periods) of the Co-Issuer Obligations. Each reference to a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include each of the Additional Guarantors. The Guarantee and Collateral Agreement (as amended pursuant to this Assumption Agreement) is hereby incorporated herein by reference in its entirety. The information set forth in Annex 1-A hereto (A) is true and correct as of the date hereof in all material respects and (B) is hereby added to the information set forth in Schedule 4.5 to the Guarantee and Collateral Agreement and such Schedule shall be deemed so amended. Each of the Additional Guarantors hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement applicable to it is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. Amendment to Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Guarantee and Collateral Agreement attached as Exhibit A hereto. Exhibit A hereto constitutes a conformed copy of the Guarantee and Collateral Agreement including amendments made prior to and pursuant to this Assumption Agreement.

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3. Representations of Additional Guarantors. Each of the Additional Guarantors represents and warrants to the Trustee for the benefit of the Secured Parties that this Assumption Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Reaffirmation. All Liens, deeds of trust, mortgages, assignments and security interests securing the Guarantee and Collateral Agreement and the obligations relating thereto are hereby ratified, confirmed, renewed, extended, brought forward and rearranged as security for the Co-Issuer Obligations, shall continue without any diminution thereof and shall remain in full force and effect on and after the date hereof. The Existing Guarantors hereby reaffirm all financing statements and amendments thereof filed and all other filings and recordations made in respect of the Collateral and the Liens and security interests granted under the Guarantee and Collateral Agreement and acknowledge that all such filings and recordations were and remain authorized and effective.

5. Counterparts; Binding Effect. This Assumption Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. This Assumption Agreement shall become effective when (a) the Trustee shall have received a counterpart of this Assumption Agreement that bears the signature of the Additional Guarantors and (b) the Trustee has executed a counterpart hereof. Delivery of an executed counterpart of a signature page (including a signature page bearing an electronic signature) of this Assumption Agreement by telecopy or .pdf file shall be effective as delivery of a manually executed counterpart of this Assumption Agreement.

6. Full Force and Effect. Except as expressly supplemented and amended hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

7. Severability. In case any provision in this Agreement or any other Transaction Document shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.2 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the Additional Guarantors shall be given to them at the addresses set forth under their signatures below.

9. Fees and Expenses. The Guarantors agree to reimburse the Trustee for its reasonable and documented out-of-pocket expenses in connection with the execution and delivery of this Assumption Agreement, including the reasonable fees and disbursements of outside counsel for the Trustee.

10. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1404 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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11. Electronic Signatures and Transmission. For purposes of this Assumption Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Assumption Agreement that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Assumption Agreement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

DRIVEN FUNDING HOLDCO,

LLC DRIVEN SYSTEMS LLC

DRIVEN PRODUCT SOURCING LLC

1-800-RADIATOR PRODUCT SOURCING LLC

1-800-RADIATOR FRANCHISOR SPV LLC

MEINEKE FRANCHISOR SPV LLC

MAACO FRANCHISOR SPV LLC

ECONO LUBE FRANCHISOR SPV LLC

DRIVE N STYLE FRANCHISOR SPV LLC

MERLIN FRANCHISOR SPV LLC

CARSTAR FRANCHISOR SPV LLC

TAKE 5 FRANCHISOR SPV LLC

TAKE 5 PROPERTIES SPV LLC

ABRA FRANCHISOR SPV LLC,
each as a Guarantor

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary

FUSA FRANCHISOR SPV LLC, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 440 South Church St. Ste. 700 Charlotte, NC 28202
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

FUSA PROPERTIES SPV LLC, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 440 South Church St. Ste. 700 Charlotte, NC 28202
Attention: General Counsel

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, in its capacity as general partner of DRIVEN CANADA CLAIMS MANAGEMENT LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, in its capacity as general partner of DRIVEN CANADA PRODUCT SOURCING LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E.
Hamilton, ON L8W 3V3 Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

GO GLASS FRANCHISOR SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia
Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

GO GLASS FRANCHISOR SPV GP CORPORATION, in its capacity as general partner of GO GLASS FRANCHISOR SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, in its capacity as general partner of STAR AUTO GLASS FRANCHISOR SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

CARSTAR CANADA SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

CARSTAR CANADA SPV GP CORPORATION, in its capacity as general partner of CARSTAR CANADA SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

MAACO CANADA SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

MAACO CANADA SPV GP CORPORATION, in its capacity as general partner of MAACO CANADA SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

MEINEKE CANADA SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

MEINEKE CANADA SPV GP CORPORATION, in its capacity as general partner of MEINEKE CANADA SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

TAKE 5 CANADA SPV GP CORPORATION, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

TAKE 5 CANADA SPV GP CORPORATION, in its capacity as general partner of TAKE 5 CANADA SPV LP, as an Additional Guarantor, for purposes of Section 1 hereof, and, after giving effect to Section 1 hereof, as a Guarantor

By:	/s/ Scott O’Melia

Name: Scott O’Melia
Title: Executive Vice President and Secretary
Address: 1460 Stone Church Road E. Hamilton, ON L8W 3V3
Attention: General Counsel

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

AGREED TO AND ACCEPTED

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez Title: Senior Trust Officer

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

DIRECTION OF CONTROL PARTY AND SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, in its capacity as Control Party and Servicer, hereby consents to the amendment of the Guarantee and Collateral Agreement and directs the Trustee to execute and deliver this Assumption Agreement. The Servicer’s consent is granted solely to the extent that the amendment of the Guarantee and Collateral Agreement materially increases the Servicer’s obligations or liabilities, or materially decreases the Servicer’s rights or remedies under the Servicing Agreement, the Indenture or any other Transaction Document, and in each such case, only for such limited purpose.

MIDLAND LOAN SERVICES,

a division of PNC Bank, National Association,

as Control Party and Servicer

By:	/s/ David A. Eckels
Name: David A. Eckels Title: Senior Vice President

[Signature Page to Assumption Agreement of Guarantee and Collateral Agreement]

Annex 1-A

GUARANTOR OWNERSHIP RELATIONSHIPS

ENTITY	OWNED BY	SUBSIDIARIES

1. FUSA Franchisor SPV LLC	Driven Systems LLC	None

2. FUSA Properties SPV LLC	Driven Brands Funding, LLC	None

3. Driven Canada Funding HoldCo Corporation	12008432 Canada Inc.	Driven Brands Canada Funding Corporation

4. Driven Canada Claims Management GP Corporation	Driven Brands Canada Funding Corporation	None

5. Driven Canada Claims Management LP	Driven Brands Canada Funding Corporation	None

6. Driven Canada Product Sourcing GP Corporation	Driven Brands Canada Funding Corporation	None

7. Driven Canada Product Sourcing LP	Driven Brands Canada Funding Corporation	None

8. Go Glass Franchisor SPV GP Corporation	Driven Brands Canada Funding Corporation	None

9. Go Glass Franchisor SPV LP	Driven Brands Canada Funding Corporation	None

10. Star Auto Glass Franchisor SPV GP Corporation	Driven Brands Canada Funding Corporation	None

11. Star Auto Glass Franchisor SPV LP	Driven Brands Canada Funding Corporation	None

12. Carstar Canada SPV GP Corporation	Driven Brands Canada Funding Corporation	None

13. Carstar Canada SPV LP	Driven Brands Canada Funding Corporation	None

14. Maaco Canada SPV GP Corporation	Driven Brands Canada Funding Corporation	None

15. Maaco Canada SPV LP	Driven Brands Canada Funding Corporation	None

16. Meineke Canada SPV GP Corporation	Driven Brands Canada Funding Corporation	None

17. Meineke Canada SPV LP	Driven Brands Canada Funding Corporation	None

18. Take 5 Canada SPV GP Corporation	Driven Brands Canada Funding Corporation	None

19. Take 5 Canada SPV LP	Driven Brands Canada Funding Corporation	None